UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 20, 2007
GATX Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)		60661-3676 (zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to “Regulation FD Disclosure”. Neither this report nor the information contained in Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
On June 20, 2007, Robert C. Lyons, Senior Vice President and Chief Financial Officer of GATX Corporation (“GATX” or the “Company”) will present an overview of GATX’s operations, included herein as Exhibit 99.1, at the Jefferies Financial Services Conference in New York. The information is also available on GATX’s website at www.gatx.com
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     Overview of GATX’s operations presented at the Jefferies Financial Services Conference in New York on June 20, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION (Registrant)

/s/ Robert C. Lyons

Robert C. Lyons
Senior Vice-President, Chief Financial Officer
(Duly Authorized Officer)
Date: June 20, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Method of Filing
99.1	Overview of GATX’s operations presented at the Jefferies Financial Services Conference in New York on June 20, 2007.	Electronically